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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)        JUNE 8, 1998
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                              WELLS FARGO & COMPANY
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             (Exact name of registrant as specified in its charter)


            DELAWARE                        1-6214                13-2553920
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  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)





             420 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA        94163
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                    (Address of principal executive offices)       (zip code)


                                 1-800-411-4932
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         Exhibit 99 to this report contains a copy of materials concerning the proposed merger of Norwest and Wells Fargo that have been used in presentations to analysts. These materials are an abridged version of presentation materials included as exhibits to Wells Fargo's current reports on Form 8-K filed on June 8,1998 and June 9,1998. To the extent of differences, the information in the materials filed with this report supersedes the information in the earlier filed reports.


         Exhibit 99 to this current report on Form 8-K contains forward-looking statements with respect to the financial conditions, results of operations and businesses of each of Norwest and Wells Fargo and, assuming the consummation of the merger, a combined Norwest/Wells Fargo including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, and (c) the restructuring charges expected to be incurred in connection with the merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected timeframe; (2) revenues following the merger are lower than expected; (3) competitive pressure among financial services companies increases significantly; (4) costs or difficulties related to the integration of the businesses of Norwest and Wells Fargo are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

         Such forward-looking statements speak only as of the date on which such statements were made, and Wells Fargo undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

ITEM 7.  EXHIBITS.

     99      Abridged Analyst Presentation Materials, dated June 8,1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on July 24, 1998.

                                       WELLS FARGO & COMPANY



                                       By /s/ Guy Rounsaville, Jr.
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                                         Name:   Guy Rounsaville, Jr.
                                         Title:  Executive Vice President and
                                                 General Counsel